UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2009

SEMITOOL, INC.

(Exact name of registrant as specified in its charter)

Montana	0-25424	81-0384392
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

655 West Reserve Drive
Kalispell, Montana	59901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(406) 752-2107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e)	Compensatory Arrangements of Certain Officers.

After the approval of the Board of Directors of the Company, on August 10, 2009 the Company executed Change in Control Severance Agreements with the Chief Financial Officer, certain other named executive officers and certain other key executives of the Company. Under these agreements, a change in control of the Company is defined to occur if:

(a)        The Company is merged, consolidated or reorganized into or with another entity, after which the holders of voting securities of the Company immediately prior to such transaction, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the then-outstanding securities of the surviving entity;

(b)        A sale of the stock of the Company, after which the holders of voting securities of the Company immediately prior to such sale, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the Company; or

(c)        The Company sells or otherwise transfers all or substantially all of its assets to any other entity, after which the holders of voting securities of the Company immediately prior to such sale, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the then-outstanding securities of the purchasing entity.

Each agreement provides that if within 24 months of a change in control (1) the Company terminates the executive’s employment other than by reason of his death, disability, retirement or for “cause” (as defined in the agreement) or (2) the executive terminates his employment for “good reason” (as defined in the agreement), the executive will receive:

•	a lump sum severance payment equal to two (2) multiplied by the executive’s highest annual base salary received over the preceding 3-year period;

•	full exercisability of unvested stock options and full release of restrictions on restricted stock; and

•

continued receipt of benefits under life, medical, and disability insurance plans until the earlier to occur of commencement of substantially equivalent full-time employment with a new employer and actual coverage by that employer’s comparable programs or 18 months after the date of termination of employment with the Company.

The full texts of the agreements for the Chief Financial Officer and other named executive officers, and the form of the agreement for other key executives who are not named executive officers, are attached hereto as Exhibits 10.13, 10.14, 10.15, 10.16 and 10.17 and are incorporated herein by reference. The foregoing summary is qualified in its entirety to, and should be read in conjunction with, such exhibits.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

	Exhibit No.	Description

	Exhibit 10.13	Change in Control Severance Agreement, dated August 10, 2009, between Semitool, Inc. and Larry Viano
	Exhibit 10.14	Change in Control Severance Agreement, dated August 10, 2009, between Semitool, Inc. and Larry Murphy
	Exhibit 10.15	Change in Control Severance Agreement, dated August 10, 2009, between Semitool, Inc. and Timothy C. Dodkin
	Exhibit 10.16	Change in Control Severance Agreement, dated August 10, 2009, between Semitool, Inc. and Herbert Oetzlinger
	Exhibit 10.17	Form of Change in Control Severance Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMITOOL, INC.
(Registrant)

Date: August 12, 2009	By:	/s/Larry A. Viano
Larry A. Viano
Chief Financial Officer